Derivative Liabilities	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Derivative Liabilities
Note 9 - Derivative Liabilities
As a result of the functional currency change of the Company's reporting entity from Canadian dollars to US dollars on January 1, 2023, the Company reclassified $1,286 of reserves related to warrants previously issued and priced in Canadian dollars, as a derivative liability. Upon reclassification, the Company recognized a loss of $589 on the revaluation of derivative liabilities.
As at December 31, 2024, the fair value of derivative liabilities was $425 (2023 - $754). During the year ended December 31, 2024, the Company recognized a gain of $282 (2023 - $551) on the revaluation of derivative liabilities. The fair values of derivative liabilities were estimated using the Black-Scholes pricing model with weighted average assumptions as follows:

	As at December 31,
	2024	2023
Risk free interest rate (%)	2.92	3.67
Expected life (years)	2.28	3.29
Expected volatility (%)	35.97	42.80
Dividend yield (%)	-	-
During the years ended December 31, 2024 and 2023, the change in warrants outstanding was as follows:

	Number	Weighted Average Exercise Price (C$)
Balance as at December 31, 2022	7,062,119	$4.47
Expired	(3,249,998)	4.50
Balance as at December 31, 2023 and 2024	3,812,121	$4.45
The following table summarizes information about the warrants which were outstanding as at December 31, 2024:

Date Issued	Number of Warrants	Exercisable	Exercise Price (C$)	Expiry Date
April 14, 2022	3,812,121	3,812,121	$4.45	April 14, 2027
Total	3,812,121	3,812,121